UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2024

DARÉ BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36395	20-4139823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3655 Nobel Drive, Suite 260

San Diego, CA 92122

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (858) 926-7655

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	DARE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 23, 2024 (the “Effective Date”), Daré Bioscience, Inc. (“Daré,” “we,” “us,” “our” or the “Company”) entered into a subaward agreement (the “Agreement”) with National Collegiate Inventors and Innovators Alliance, Inc. d/b/a VentureWell (the “CMF”). Pursuant to terms and conditions of the Agreement, we are entitled to receive funding of up to $10.0 million (the “Award Amount”) in milestone-based payments to support the advancement of our DARE-HPV development program. DARE-HPV is our investigational, proprietary fixed-dose formulation of lopinavir and ritonavir in a soft gel vaginal insert being developed as a self-administered at-home treatment for human papillomavirus (“HPV”)-related cervical diseases. The CMF is a Consortium Management Firm that received funding from the Advanced Research Projects Agency for Health (“ARPA-H”), an agency within the U.S. Department of Health and Human Services, under an agreement from which funding for the Agreement flows (the “Prime Agreement”). The Agreement was the result of our selection as an awardee of the ARPA-H Sprint for Women’s Health program, a funding opportunity announced by First Lady Jill Biden in February 2024 as the first major deliverable of the White House Initiative on Women’s Health Research.

The Agreement provides for a 24-month performance period from the Effective Date (the “Performance Period”) for us to accomplish specified research activities and objectives relating to advancement of our DARE-HPV program (the “Services”), which include completion of investigational new drug (“IND”)-enabling nonclinical studies, clearance by the U.S. Food and Drug Administration (“FDA”) of an IND application, clinical supplies manufacturing milestones, and commencement of a Phase 2, randomized, placebo-controlled, double-blind clinical study to evaluate the safety and preliminary efficacy of DARE-HPV for clearance of high-risk HPV infection in women. More than half of the Award Amount will become payable to us during the first 12 months of the Performance Period, subject to our satisfactory performance under the Agreement.

Under the terms of the Agreement, ARPA-H will retain a nonexclusive license to obtain access to and to share research results and data, as well as certain rights, including “march-in” rights, in intellectual property conceived, made, created, developed or reduced to practice in our performance of the Services, pursuant to and in accordance with the Bayh-Dole Act of 1980. During the term of the Agreement and for three years thereafter, we are subject to certain restrictions on foreign access to the intellectual property and other technology developed by or for us in or for the provision of the Services, including restrictions on our sale or other transfer of such technology to a foreign firm or institution (which would include a sale of the Company and a sale or licensing of such technology, but not sales of products or components) without the prior approval of ARPA-H.

The CMF may terminate the Agreement upon 30 days notice to us if the Prime Agreement is materially changed, through no fault of the CMF, in a way that would materially adversely affect the CMF financially. The CMF may also terminate the Agreement in the event of significant, material, chronic and/or regular disagreements or disputes with respect to our performance under the Agreement that cannot be resolved amicably after good faith discussion and escalation. In addition, the Agreement will automatically terminate if the Prime Agreement is terminated.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which we intend to file as an exhibit to our annual report on Form 10-K for the fiscal year ending December 31, 2024, with certain private or confidential provisions or terms omitted.

Item 7.01 Regulation FD Disclosure.

On October 23, 2024, we issued a press release announcing that we were selected as an awardee under the ARPA-H Sprint for Women’s Health program. A copy of the press release is furnished as an exhibit to this report and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 to this report, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 7.01 and Exhibit 99.1 shall not be incorporated by reference into any filing under the Exchange Act or the Securities Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements relating to the receipt by Daré of payments under the Agreement, the potential timing of Daré’s receipt of such payments, and the development of DARE-HPV during the Performance Period. To the extent that statements contained in this report are not descriptions of historical facts, they are forward-looking statements. Forward-looking statements, in some cases, can be identified by terms such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “should,” “would,” “target,” “objective,” or the negative version of these words and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including, without limitation, the risks and uncertainties inherent in the research and development of investigational drug products, including DARE-HPV, Daré’s ability to meet the milestones required for receipt of payments under the Agreement, or at all, and Daré’s ability to continue as a going concern. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in the forward-looking statements, as well as risks relating to Daré’s business in general, please refer to Daré’s annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 28, 2024, its quarterly report on Form 10-Q filed with the SEC on August 12, 2024, and its current reports on Form 8-K subsequently filed with the SEC. You are urged to consider these factors carefully in evaluating the forward-looking statements in this report and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. Unless otherwise required by law, Daré expressly disclaims any obligation to update publicly any forward-looking statements, whether as result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued on October 23, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARÉ BIOSCIENCE, INC.

Dated: October 23, 2024	By:	/s/ Sabrina Martucci Johnson
	Name:	Sabrina Martucci Johnson
	Title:	President and Chief Executive Officer